Item G.1.b.iv

BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

(the "Fund")

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, the Fund's officers and Trustees, persons owning more than 10% of the Fund's common stock, and certain additional persons are required to report their transactions in the Fund's stock to the SEC and the Fund.  Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, during the fiscal year ended August 31, 2022, all filing requirements applicable to such persons were complied with except that Form 3s were not filed on a timely basis for the Investment Adviser and Sub-adviser. The Investment Adviser and Sub-adviser filed their Form 3s on October 12, 2021 and September 27, 2021, October 4, 6, 7, 8, 13, 2021, respectively, reflecting that they did not own any shares of the Fund's common stock.